Exhibit 10.2
EXECUTION VERSION
LETTER AMENDMENT NO. 5
TO
MASTER SHELF AGREEMENT
October 15, 2007
Prudential Investment Management, Inc.
The Prudential Insurance Company of America
Pruco Life Insurance Company
Security Life of Denver Insurance Company
American Skandia Life Assurance Corporation
Prudential Retirement Insurance and Annuity Company
Time Insurance Company (f/k/a Fortis Insurance Company)
American Memorial Life Insurance Company
Physicians Mutual Insurance Company
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4200E
Dallas, Texas 75201
Ladies and Gentlemen:
     We refer to the Master Shelf Agreement dated as of July 31, 2003 and amended by Letter Amendment No. 1 to Master Shelf Agreement dated May 15, 2004, Letter Amendment No. 2 to Master Shelf Agreement dated September 28, 2005, Letter Amendment No. 3 to Master Shelf Agreement dated June 16, 2006 and Letter Amendment No. 4 to Master Shelf Agreement dated November 20, 2006 (as so amended, the “Agreement”) among Layne Christensen Company (the “Company”), Prudential Investment Management, Inc., The Prudential Insurance Company of America, Pruco Life Insurance Company, Security Life of Denver Insurance Company, American Skandia Life Assurance Corporation, Prudential Retirement Insurance and Annuity Company, Time Insurance Company (f/k/a Fortis Insurance Company), American Memorial Life Insurance Company and Physicians Mutual Insurance Company, pursuant to which the Company has issued and the Purchasers have purchased (i) Series A Notes of the Company in the aggregate principal amount of $40,000,000 and (ii) Series B Notes of the Company in the aggregate principal amount of $20,000,000. Unless otherwise defined herein, the terms defined in the Agreement shall be used herein as therein defined.
     The Company desires to amend the Agreement (this “Amendment”) to (i) reinstate and extend the Issuance Period and (ii) increase the amount of the Notes available to be issued under the Agreement to an aggregate principal amount of $105,000,000 (creating an Available Facility Amount of $45,000,000 as of the date hereof), and Prudential and the Purchasers are willing to agree to such amendments, upon and subject to the terms and conditions set forth herein.

     Therefore, for good and valuable consideration, it is hereby agreed by you and us as follows:
1. Amendments to the Agreement. Subject to the satisfaction of the conditions set forth in paragraph 3 hereof, Prudential and the undersigned holders of the Notes hereby agree with the Company to amend, effective (except as specifically set forth in clauses (c), (d) and (e) below) as of the date first above written, the Agreement as follows:
     (a) Paragraph 1 (Authorization of Issue of Notes). Paragraph 1 of the Agreement is amended by deleting such paragraph in its entirety and replacing it with the following:
     “1. AUTHORIZATION OF ISSUE OF NOTES. The Company will authorize the issue of its senior promissory notes (the ‘Notes‘) in the aggregate principal amount of $105,000,000, to be dated the date of issue thereof; to mature, in the case of each Note so issued, no more than ten years after the date of original issuance thereof; to have an average life, in the case of each Note so issued, of no more than seven years after the date of original issuance thereof; to bear interest on the unpaid balance thereof from the date thereof at the rate per annum, and to have such other particular terms, as shall be set forth, in the case of each Note so issued, in the Confirmation of Acceptance with respect to such Note delivered pursuant to paragraph 2F; and to be substantially in the form of Exhibit A-1 attached hereto. The term ‘Notes’ as used herein shall include each Note delivered pursuant to any provision of this Agreement and each Note delivered in substitution or exchange for any such Note pursuant to any such provision. Notes which have (i) the same final maturity, (ii) the same principal prepayment dates, (iii) the same principal prepayment amounts (as a percentage of the original principal amount of each Note), (iv) the same interest rate, (v) the same interest payment periods, and (vi) the same original date of issuance are herein called a ‘Series’ of Notes. Capitalized terms used herein have the meanings specified in paragraph 10.”
     (b) Paragraph 2B (Issuance Period). Paragraph 2B of the Agreement is amended by replacing “September 15, 2007” therein with “September 15, 2009”.
     (c) Paragraph 6G (Distributions; Redemptions). Effective as of August 28, 2007, paragraph 6G of the Agreement is amended by adding, immediately prior to the “,” at the end of clause (ii) thereof, the following:
     “(other than (A) the repurchase of stock or options therefore of Layne Energy issued under the Layne Energy Stock Option Plan due to death, disability or termination of employment, a cashless exercise of any such options, or pursuant to put rights in favor of a holder of any options under the Layne Energy Option Plan, (B) the purchase or redemption pursuant to and in accordance with a stock incentive plan, stock option plans or other equity-based compensation plan or arrangement of the Company for directors, management or employees of the

Company and its Subsidiaries in connection with the net settlement of options in connection with payment therefor, or (C) the delivery to the Company of shares of the Company’s common stock or restricted stock units by directors, management and employees of the Company and its Subsidiaries to cover tax withholding obligations associated with grants of stock options, restricted stock, restricted stock units or other equity-based awards)”
     (d) Paragraph 6I (Layne Energy). Effective as of August 28, 2007, paragraph 6I of the Agreement is amended by deleting such paragraph in its entirety and replacing it with the following:
     “6I. Layne Energy. Notwithstanding the provisions of paragraph 6B(3) and paragraph 6C, and acknowledging that the provisions of paragraph 6B(5) shall not be applicable to the transactions contemplated by this paragraph 6I, up to 40% in the aggregate of the equity of Layne Energy (which shall include any equity or options therefor issued under the Layne Energy Stock Option Plan or any other stock option plan of Layne Energy) may be sold in one or more public offerings if (i) no Default or Event of Default has occurred and is continuing at the time of such sale and no Default or Event of Default occurs or is reasonably likely to occur from such sale; (ii) for each of the two fiscal quarters most recently ended prior to such sale, the ratio calculated in paragraph 6A(2) is less than 2.25 to 1.00 with such calculation being made as if Layne Energy was not a Subsidiary for such periods and therefore excluded from such calculation; (iii) Layne Energy, promptly following formation, is a Subsidiary Guarantor and remains a Subsidiary Guarantor, but following any such initial public offering, only to the extent of Layne Energy’s Indebtedness to the Company or any of its Subsidiaries; and (iv) to the extent proceeds of such offering in excess of $5,000,000 are used to repay, prepay or otherwise retire Indebtedness of the Company, the Company shall make an offer to prepay Indebtedness outstanding under the Notes and under the Bank agreement on a pro rata basis. The Required Holders may accept such offer within 10 Business Days of receipt of such offer by written notice to the Company. If the Required Holders fail to give such notice, such failure will be deemed an acceptance of such offer. If such offer is accepted, the Company shall prepay the Notes in accordance with paragraph 4B. If the Required Holders reject such offer, the Company may use such excess proceeds to repay the Indebtedness under the Bank Agreement. Further, notwithstanding the provisions of paragraph 6B(3) and paragraph 6C, and acknowledging that the provisions of paragraph 6B(5) shall not be applicable to the transactions contemplated by this paragraph 6I, Layne Energy may issue up to 10% (on a fully diluted basis) of the common stock of Layne Energy pursuant to the Layne Energy Stock Option Plan.”

     (e) Paragraph 10B (Other Terms). Effective as of August 28, 2007, paragraph 10B of the Agreement is amended by (i) deleting the definition of “Layne Energy” therein and replacing it with the new definition thereof as set forth below and (ii) adding a new defined term “Layne Energy Stock Option Plan”, as set forth below, in the appropriate alphabetical position therein:
     “Layne Energy” means Layne Energy, Inc., a Delaware corporation.
     “Layne Energy Stock Option Plan” means that certain stock option plan, as amended from time to time (including any successor or replacement plan) of Layne Energy, duly adopted by Layne Energy’s board of directors, pursuant to which certain key employees of Layne Energy may, from time to time, receive options for up to 10% in the aggregate, on a fully diluted basis, of Layne Energy’s common stock.
     (f) Cover Page. The Cover Page attached to the Agreement is replaced in its entirety by the Cover Page attached to this Amendment.
     (g) Form of Note. The Form of Note (Exhibit A-1) attached to the Agreement is replaced in its entirety by the Form of Note attached to this Amendment.
     (h) Form of Request for Purchase. The Form of Request for Purchase (Exhibit B) attached to the Agreement is replaced in its entirety by the Form of Request for Purchase attached to this Amendment.
     (i) Form of Confirmation of Acceptance. The Form of Confirmation of Acceptance (Exhibit C) attached to the Agreement is replaced in its entirety by the Form of Confirmation of Acceptance attached to this Amendment.
     (j) Form of Written Funding Instructions. The Form of Written Funding Instructions (Exhibit E) attached to the Agreement is replaced in its entirety by the Form of Written Funding Instructions attached to this Amendment.
2. Representations and Warranties. In order to induce Prudential and the Purchasers to enter into this Amendment, the Company hereby represents and warrants as follows:
     (a) No Defaults. No Default or Event of Default exists under the Agreement, the Notes, the Subsidiary Guaranty Agreement or any other agreement or instrument executed in connection therewith, and no default or event of default exists under the Bank Agreement, any agreement or instrument executed in connection therewith or any other material contract or agreement to which the Company or any of the Subsidiary Guarantors is a party, and, to the Company’s knowledge, no such default or event of default is imminent.
     (b) Representations and Warranties. The representations and warranties of the Company and the Subsidiary Guarantors set forth in the Agreement and the

Subsidiary Guaranty Agreement are true and correct on and as of the date hereof, both before and after giving effect to the effectiveness of this Amendment (except to the extent such representations and warranties expressly are limited to an earlier date, in which case such representations and warranties are true and correct on and as of such earlier date).
3. Effectiveness. This Amendment shall be effective (except as specifically set forth in Sections 1(c), 1(d) and 1(e) above) on and as of the date first written above, subject to the satisfaction of the condition precedent that Prudential and the Purchasers shall each have received each of the following, in form, scope and substance satisfactory to each of them:
     (a) duly executed counterparts of this Amendment from all parties hereto;
     (b) satisfactory written evidence of the consent to the execution and delivery of this Amendment by the Subsidiary Guarantors;
     (c) satisfactory written evidence of the amendment of the Bank Agreement and the Sharing Agreement in order to provide for the increased principal amount of Notes that may be issued pursuant to the Agreement; and
     (d) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the amendments to the Agreement herein contained.
4. Miscellaneous.
     (a) Effect on Agreement. On and after the effective date of this Amendment, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, or words of like import referring to the Agreement, and each reference in the Notes to “the Agreement”, “thereunder”, “thereof”, or words of like import referring to the Agreement, shall mean the Agreement as amended by this Amendment. The Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy under the Agreement nor constitute a waiver of any provision of the Agreement.
     (b) Counterparts. This Amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.
     (c) Governing Law. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.
[Remainder of this page blank; signature pages follow.]

     If you agree to the terms and provisions hereof, please evidence your agreement by executing and returning at least a counterpart of this Amendment to Layne Christensen Company, 1900 Shawnee Mission Parkway, Mission Woods, Kansas 66205, Attention: Vice President — Finance and Treasurer.

Very truly yours, LAYNE CHRISTENSEN COMPANY
By:	/s/ Jerry W. Fanska
Name:	Jerry W. Fanska
Title:	Sr. VP—Finance

Agreed as of the date first above written:

PRUDENTIAL INVESTMENT MANAGEMENT, INC.

By:	/s/ BL

Name:	Brian E. Lemons
Title:	Vice President

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ BL

Name:	Brian E. Lemons
Title:	Vice President

PRUCO LIFE INSURANCE COMPANY

By:	/s/ BL

Name:	Brian E. Lemons
Title:	Vice President

SECURITY LIFE OF DENVER INSURANCE COMPANY

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

By: /s/ BL

Name: Brian E. Lemons
Title: Vice President
Signature Page to Letter Amendment No. 5 to Master Shelf Agreement

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

By:	Prudential Investment Management, Inc.,
as investment manager

By: /s/ BL
Name: Brian E. Lemons
Title: Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By:	Prudential Investment Management, Inc.,
as investment manager

By: /s/ BL
Name: Brian E. Lemons
Title: Vice President

TIME INSURANCE COMPANY (F/K/A FORTIS INSURANCE COMPANY)

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

By: /s/ BL
Name: Brian E. Lemons
Title: Vice President

AMERICAN MEMORIAL LIFE INSURANCE COMPANY

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

By: /s/ BL
Name: Brian E. Lemons
Title: Vice President
Signature Page to Letter Amendment No. 5 to Master Shelf Agreement

PHYSICIANS MUTUAL INSURANCE COMPANY

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

By: /s/ BL
Name: Brian E. Lemons
Title: Vice President
Signature Page to Letter Amendment No. 5 to Master Shelf Agreement

CONSENT
     The undersigned, as Guarantors under the Subsidiary Guaranty Agreement dated as of July 31, 2003 (the “Guaranty”) in favor of the holders from time to time of the Notes issued pursuant to the Agreement referred to in the foregoing Amendment, hereby consent to said Amendment and hereby confirm and agree that the Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects except that, upon the effectiveness of, and on and after the date of, said Amendment, all references in the Guaranty to the Agreement, “thereunder”, “thereof”, or words of like import referring to the Agreement shall mean the Agreement as amended by said Amendment.

BOYLES BROS. DRILLING COMPANY
CHRISTENSEN BOYLES CORPORATION
INTERNATIONAL DIRECTIONAL SERVICES, L.L.C.
LAYNE TEXAS, INCORPORATED
MID-CONTINENT DRILLING COMPANY
SHAWNEE OIL & GAS, L.L.C.
STAMM-SCHEELE INCORPORATED
TOLEDO OIL & GAS SERVICES, INC.
VIBRATION TECHNOLOGY, INC.
LAYNE ENERGY, INC.
LAYNE ENERGY CHERRYVALE, LLC
LAYNE ENERGY CHERRYVALE PIPELINE, LLC
LAYNE ENERGY DAWSON, LLC
LAYNE ENERGY DAWSON PIPELINE, LLC
WINDSOR RESOURCES, LLC (f/k/a Layne Energy Illinois, LLC)
WINDSOR RESOURCES PIPELINE, LLC
(f/k/a Layne Energy Illinois Pipeline, LLC)
LAYNE ENERGY MARKETING, LLC
LAYNE ENERGY OPERATING, LLC
LAYNE ENERGY OSAGE, LLC
LAYNE ENERGY PIPELINE, LLC
LAYNE ENERGY PRODUCTION, LLC
LAYNE ENERGY RESOURCES, INC.
LAYNE ENERGY SYCAMORE, LLC,
LAYNE ENERGY SYCAMORE PIPELINE, LLC,
LAYNE WATER DEVELOPMENT AND STORAGE, LLC

By: /s/ Jerry W. Fanska
Name: Jerry W. Fanska
Title: Vice President of each of the above entities

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CHERRYVALE PIPELINE, LLC
REYNOLDS, INC.
INLINER TECHNOLOGIES, LLC
LINER PRODUCTS, LLC
REYNOLDS INLINER, LLC
REYNOLDS TRANSPORT CO.
COLLECTOR WELLS INTERNATIONAL, INC.
INTERNATIONAL WATER CONSULTANTS, INC.
INLINER AMERICAN, INC.
(f/k/a American Water Services Underground Infrastructure, Inc.)
STANLEY MINING SERVICES (BOTSWANA) PTY LTD.
(f/k/a Whitfield (Pty) Ltd.)
MAG CON, INC.

By: /s/ Jerry W. Fanska
Name: Jerry W. Fanska
Title: Vice President of each of the above entities

LAYNE DRILLING PTY LTD.
LAYNE CHRISTENSEN AUSTRALIA PTY LTD.
STANLEY MINING SERVICES PTY LTD.
SMS HOLDINGS PTY LTD.
WEST AFRICAN HOLDINGS PTY LTD.
WEST AFRICAN DRILLING SERVICES PTY LTD.
WEST AFRICAN DRILLING SERVICES PTY (NO. 2) LTD.

By: /s/ Jerry W. Fanska
Name: Jerry W. Fanska
Title: Director of each of the above entities

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